YCG Enhanced Fund
Schedule of Investments
August 31, 2024 (Unaudited)

COMMON STOCKS - 95.9%	Shares	Value
Automobiles - 2.0%
Ferrari NV	22,928	$11,390,401

Beverages - 1.1%
PepsiCo., Inc.	35,114	6,070,508

Broadline Retail - 4.3%
Amazon.com, Inc. (a)	139,172	24,842,202

Capital Markets - 15.5%
CME Group, Inc. (b)	50,660	10,929,388
Moody's Corp.	74,848	36,506,364
MSCI, Inc. (b)	41,877	24,313,367
S&P Global, Inc. (b)	34,240	17,573,338
		89,322,457

Commercial Services & Supplies - 11.8%
Copart, Inc. (a) (b)	482,780	25,568,029
Republic Services, Inc. (b)	95,284	19,839,081
Waste Management, Inc. (b)	106,169	22,512,075
		67,919,185

Financial Services - 7.3%
MasterCard, Inc. - Class A	68,896	33,300,193
Visa, Inc. - Class A (b)	31,725	8,767,838
		42,068,031

Ground Transportation - 5.3%
Canadian National Railway Co. (b)	133,392	15,716,246
Canadian Pacific Kansas City Ltd. (b)	174,715	14,490,862
		30,207,108

Household Products - 2.8%
Colgate-Palmolive Co.	82,613	8,798,284
The Procter & Gamble Co. (c)	42,509	7,291,994
		16,090,278

Insurance - 8.7%
Aon PLC - Class A (b) (c)	61,134	21,012,979
Marsh & McLennan Cos, Inc. (b)	98,033	22,303,488
The Progressive Corp.	26,092	6,580,402
		49,896,869

Interactive Media & Services - 2.4%
Alphabet, Inc. - Class C	85,230	14,072,325

Personal Care Products - 2.8%
L'Oreal SA	2,366	1,037,258
L'Oreal SA - Loyalty Shares	17,805	7,805,741
The Estee Lauder Companies, Inc. - Class A	76,849	7,043,979
		15,886,978

Professional Services - 4.1%
Verisk Analytics, Inc.	85,668	23,371,944

Real Estate Management & Development - 6.0%
CBRE Group, Inc. - Class A (a)	165,570	19,063,730
CoStar Group, Inc. (a)	203,109	15,700,325
		34,764,055

Software - 12.9%
Adobe, Inc. (a)	15,675	9,003,877
Fair Isaac Corp. (a) (b)	4,480	7,751,610
Intuit, Inc.	26,583	16,754,201
Microsoft Corp.	96,885	40,414,609
		73,924,297

Technology Hardware, Storage & Peripherals - 3.2%
Apple, Inc. (b)	81,107	18,573,503

Textiles, Apparel & Luxury Goods - 5.7%
Hermes International	6,393	15,327,936
LVMH Moet Hennessy Louis Vuitton SE	11,939	8,898,986
NIKE, Inc. - Class B	106,139	8,843,501
		33,070,423
TOTAL COMMON STOCKS (Cost $280,118,778)		551,470,564

SHORT-TERM INVESTMENTS - 3.1%
U.S. Treasury Bills - 3.1%	Par
5.22%, 12/19/2024 (d)	12,774,000	12,589,907
5.19%, 12/26/2024 (d)	339,000	333,797
5.17%, 01/02/2025 (d)	1,565,000	1,539,883
5.07%, 01/09/2025 (d)	1,000	983
5.07%, 01/16/2025 (d)	171,000	167,957
5.01%, 01/23/2025 (d)	390,000	382,710
4.78%, 01/30/2025 (d)	109,000	106,868
4.84%, 02/06/2025 (d)	98,000	95,995
4.76%, 02/20/2025 (d)	2,562,000	2,505,229
4.74%, 02/27/2025 (d)	31,000	30,286
TOTAL SHORT-TERM INVESTMENTS (Cost $17,738,003)		17,753,615

TOTAL INVESTMENTS - 99.0% (Cost $297,856,781)		569,224,179
Other Assets in Excess of Liabilities - 1.0%		5,831,245
TOTAL NET ASSETS - 100.0%		$575,055,424

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

PLC - Public Limited Company

(a)	Non-income producing security.
(b)	Held in connection with written option contracts. See Schedule of Options Written for further information.
(c)	A portion of this security is pledged as collateral on options written. As of August 31, 2024, the value of collateral is $13,783,099.
(d)	The rate shown is the effective yield as of August 31, 2024.

YCG Enhanced Fund
Schedule of Written Options
August 31, 2024 (Unaudited)

WRITTEN OPTIONS - (0.1%) (a)(b)	Notional Amount	Contracts	Value
Put Options - (0.1%) (a)(b)
Aon PLC, Expiration: 11/15/2024; Exercise Price: $340.00	$(2,406,040)	(70)	$(61,950)
Apple, Inc., Expiration: 10/18/2024; Exercise Price: $225.00	(687,000)	(30)	(15,450)
Canadian National Railway Co., Expiration: 10/18/2024; Exercise Price: $115.00	(930,778)	(79)	(15,800)
Canadian Pacific Kansas City Ltd., Expiration: 09/20/2024; Exercise Price: $80.00	(2,695,550)	(325)	(16,250)
CME Group, Inc., Expiration: 09/20/2024; Exercise Price: $200.00	(1,164,996)	(54)	(2,268)
Copart, Inc., Expiration: 11/15/2024; Exercise Price: $52.50	(3,468,880)	(655)	(126,088)
Fair Isaac Corp., Expiration: 11/15/2024; Exercise Price: $1,740.00	(1,211,189)	(7)	(70,980)
Marsh & McLennan Cos., Inc., Expiration: 11/15/2024; Exercise Price: $220.00	(591,526)	(26)	(10,140)
MSCI, Inc., Expiration: 10/18/2024; Exercise Price: $560.00	(2,032,065)	(35)	(26,250)
Republic Services, Inc., Expiration: 11/15/2024; Exercise Price: $210.00	(3,227,255)	(155)	(95,325)
S&P Global, Inc., Expiration: 09/20/2024; Exercise Price: $440.00	(3,849,300)	(75)	(7,500)
Visa, Inc., Expiration: 09/20/2024; Exercise Price: $280.00	(1,713,494)	(62)	(34,100)
Waste Management, Inc., Expiration: 10/18/2024; Exercise Price: $210.00	(593,712)	(28)	(10,080)
Total Put Options			(492,181)
TOTAL WRITTEN OPTIONS (Premiums received $1,002,951)			(492,181)

Percentages are stated as a percent of net assets.

(a)	100 shares per contract.
(b)	Exchange-traded.

Valuation Measurements
(Unaudited)

Securities which are traded on a national stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities that are traded on The Nasdaq OMX Group, Inc., referred to as Nasdaq, are valued at the Nasdaq Official Closing Price. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Short-term debt instruments maturing within 60 days are valued by the amortized cost method, which approximates fair value. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Debt securities (other than short-term instruments) are valued at the mean price furnished by a national pricing service, subject to review by the Fund’s investment adviser, which acts as the “Valuation Designee” under Rule 2a-5 of the 1940 Act, and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price. Options written or purchased by the Fund are valued at the last sales price. If there are no trades for an option on a given day, options are valued at the mean between the current bid and asked prices. The value of a foreign security or other asset shall be determined as of the normal close of trading on the foreign exchange or other market on which it is traded or as of the Value Time, if that is earlier, in its national foreign currency or the Euro, as applicable, and shall then be converted into its U.S. dollar equivalent at the prevailing foreign currency exchange rate as of the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Standard Time, on the Value Date. If market quotations are not readily available for a security or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, then that security may be valued by another method that the Valuation Designee believes accurately reflects fair value. A security’s valuation may differ depending on the method used for determining fair value. Fair value in this context is the value of securities for which no readily available market quotations exist, as determined in good faith by the Adviser pursuant to fair value methodologies established by the Adviser as the Valuation Designee under the supervision of the Board.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund's investments as of August 31, 2024:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$543,664,823	$7,805,741	$–	$551,470,564
U.S. Treasury Bills	–	17,753,615	–	17,753,615
Total Investments	$543,664,823	$25,559,356	$–	$569,224,179

Liabilities:
Investments:
Written Options*	(199,413)	(292,768)	–	(492,181)
Total Investments	$(199,413)	$(292,768)	$–	$(492,181)

Refer to the Schedule of Investments for further disaggregation of investment categories.

* Written Options are derivative instruments not reflected in the Schedule of Investments and are reflected at value.

The Fund did not invest in any Level 3 investments during the period.

Derivative Instruments and Hedging Activities

The Fund may write covered call options and put options on a substantial portion of the Fund’s long equity portfolio as a means to generate additional income and to tax-efficiently enter and exit positions. The Fund will not use this strategy as a means of generating implicit leverage. In other words, if all put options were to be exercised, the Fund will generally have enough cash on hand to purchase the assigned shares. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Upon writing an option, the Fund is required to pledge an amount of cash or securities, as determined by the broker, as collateral. As of August 31, 2024, the Fund held securities with a value of $13,783,099 and cash of $4,627,532 as collateral for options written. During the period, the Fund used written put options in a manner consistent with the strategy described above.

The value of Derivative Instruments as of August 31, 2024, are as follows:

	Liability Derivatives
Derivatives not accounted for as hedging instruments	Location	Value
Equity Contracts - Options	Options written, at value	($492,181)

The average monthly value of options written during the period ended August 31, 2024, was $370,452.

Derivative Risks

The risks of using the various types of derivatives in which the Fund may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Fund in the manner intended by the Adviser, the risk that the counterparty to a derivative contract may fail to comply with its obligations to the Fund, the risk that there may not be a liquid secondary market for the derivative at a time when the Fund would look to disengage the position, the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract, the risk that the use of derivatives may induce leverage in the Fund, and the risk that the cost of the derivative may reduce the overall returns experience by the Fund.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund has adopted policies and procedures to comply with Rule 18f-4.